Deferred Revenue	12 Months Ended
Jun. 30, 2016
Deferred Revenue {1}
Deferred Revenue Disclosure

NOTE 9 – Deferred Revenue

In June 2015, the Company entered into an exclusive manufacture and supply agreement with Rodney Peterson (an unrelated third party) or his designee, Rocky Mountain High Canada (RMHC) for distribution rights to Rocky Mountain High Canada, Inc. Under the agreement, RMHC was required to pay the Company $500,000 before June 30, 2015 and submit an additional $150,000 prior to a production run of 1,000,000 cans of product covered under the agreement. At this time the Company does not expect Rodney Peterson nor Rocky Mountain High Canada, Inc. to fulfill its contractual obligation. Rocky Mountain High Brands, Inc. has filed a breach of contract lawsuit with the objective of recovering outstanding obligations. The Company received $200,000 on July 29, 2015 and $300,000 on August 28, 2015, which has been recorded as deferred revenue in the accompanying balance sheet at June 30, 2016.